Cambrex to Acquire Avista Pharma Solutions November 20, 2018 Exhibit 99.1

Forward-Looking Statements Statements in this presentation regarding the acquisition of Avista Pharma Solutions (“Avista”) and expected benefits therefrom (including revenue and earnings expectations and the expected accretive effect of the transaction in 2019), future financial and operating results, outlook, growth, prospects, business strategies, future market position, future operating environment and goals of Cambrex Corporation (the “Company”), including statements of expectation with respect to consolidated or product category sales, EBITDA or Adjusted EBITDA, depreciation and amortization, capital expenditures, and the type of acquisitions, divestitures, collaborations, or other expansion opportunities the Company may consider, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute “forward-looking statements.” These forward-looking statements are based on the Company's historical performance and its plans, estimates and expectations as of the date of this presentation. The words “anticipates,” “estimates,” “believes,” “expects,” “may,” “plans,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions or expectations expressed or implied by the Company will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different than those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: the possibility that conditions to closing the transaction could not be met or that the benefits from the acquisition may not be as anticipated, customer and product concentration, the Company’s ability to renew to win new customer contracts and renew existing contracts on favorable terms, the Company’s ability to cross-sell services to existing customers, significant declines in sales of products to the Company’s customers, pharmaceutical outsourcing trends, competitive pricing or product developments, government legislation and regulations (particularly environmental issues), tax rates, interest rates, technology, manufacturing and legal issues, including the outcome of outstanding litigation, changes in foreign exchange rates, uncollectible receivables, the timing of orders, loss on disposition of assets, cancellation or delays in renewal of contracts, lack of suitable raw materials or packaging materials, the Company’s ability to receive regulatory approvals for its products and continued demand in the U.S. for late stage clinical products or the successful outcome of the Company’s investment in new products; and the other factors set forth in Part I, “Item 1A. Risk Factors” in the Company's most recent Annual Report on Form 10-K, as may be amended or updated in the Company's Quarterly Reports on Form 10-Q or subsequent filings with the SEC. Except as required by law, the Company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after date of this presentation, even if its estimates change, and statements contained herein are not to be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Transaction Overview

AVISTA PHARMA

Consideration

- $252 million total cash consideration
- To be funded with balance sheet cash and borrowings under existing senior credit facility (expanded under accordion feature)

Financial Impact

- Avista 2018 organic growth rate expected to be ~40% vs 2017
- Full year 2018 Revenue expected to be ~$65 million, bringing Cambrex pro forma total revenue to ~$700 million*
- Run rate adjusted EBITDA of ~$15 million*
- Preliminary projected 2019 adjusted EBITDA of ~$18M
- Expected to be accretive to adjusted EPS in 2019
- Pro forma net leverage at closing of 2.4x Adjusted EBITDA*

Timing

- Expected to close before year end, subject to regulatory approvals and customary closing conditions

* Revenue on ASC605 basis with full year pro forma Halo. Run rate adjusted EBITDA for Avista is current 3 month annualized – adds back certain extraordinary, non-recurring and transaction related expenses. Pro forma net leverage as defined by Cambrex's credit agreement.

© 2018 Cambrex Corporation. All rights reserved.

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Cambrex

Avista Pharma Solutions Overview

AVISTA PHARMA

Contract development, manufacturing and testing organization that offers a broad suite of services ranging from early stage API and drug product development and cGMP manufacturing to stand-alone analytical and microbiology testing support

Offers a full suite of comprehensive small molecule services
- Process chemistry, formulation development, API & drug product manufacturing
- Analytical development and testing, stability storage and testing

Solid state chemistry
- Center of excellence and leading provider of solid state science and crystallization development services

Microbiology and cleanroom services
- Microbial testing including sterility, endotoxin and bioburden
- Cleanroom services ranging from environmental monitoring to certification

Integrated facilities serving all stages of clinical pipeline
- 4 modern facilities located in Durham, NC, Agawam, MA, Longmont, CO (US) and Edinburgh, Scotland (UK)
- Strong FDA and EU regulatory inspection history

Industry leader in animal health CDMO services
- Leader in animal health screening and development with a comprehensive parasitology platform and expertise

Key Stats

- >200,000 ft^2 of facility space
- 200+ clinical phase molecules worked on so far in 2018
- 400+ active customers
- 4 regulatory inspected facilities
- ~330 employees

© 2018 Cambrex Corporation. All rights reserved.

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Cambrex

Strategic Rationale Performs early stage services for a large number of projects each year, some of which will advance and eventually require Cambrex’s larger scale API and finished dosage form assets Rapidly growing customer base, creating a large and expanding pool of customers to cross-sell a broader set of services Modern facilities with an excellent regulatory track record and inspection history that reinforces Cambrex’s existing footprint in the US and Europe Affords access to new, state-of-the-art technologies such as solid state chemistry and standalone analytical testing, expanding Cambrex’s small molecule capabilities Adds microbiology testing and cleanroom services and provides Cambrex entry into the niche animal health discovery and development market through its proprietary screen platform Strong organic growth in a large and growing market and expected to be accretive to 2019 adjusted EPS Cambrex now participates in the early stage development market for small molecule drug substance and drug product markets

Strengthens Pipeline, Broadens Capabilities, Adds New Growth Platforms Drug Development Commercialization Clinical Phase I Clinical Phase II Clinical Phase III Launch Phase IV Generics Preclinical Development File IND File NDA Clinical Stage (High Point, NC) Late Stage (Charles City, IA) Late Stage (Karlskoga, Sweden) a a a a Clinical to Commercial (Whippany, NJ) Clinical to Commercial (Mirabel, Québec, Canada) a a Formerly Drug Product Drug Substance Drug substance (NC, CO) Analytical Testing, Solid State (NC, CO, MA, UK) Microbiology, Cleanroom Services, Animal Health Drug product (CO) Early Stage Development Generic (Milan, Italy) a a a a

Avista provides early stage development services to both the API and finished dosage form markets, both large growing markets with increasing levels of outsourcing penetration Further Enhances Position in Both Segments of the Small Molecule CDMO Market [1] Source: Cambrex estimates, Wall Street equity research, PharmSource [2] Source: Cambrex estimates, PharmSource

Edinburgh, UK Leading provider of solid state science and crystallization development services Formerly Solid Form Solutions Longmont (CO), USA Offers CMC from patent to patient from a single facility Drug substance and drug product manufacturing and packaging Cambrex and Avista – At-a-Glance Cambrex Drug Substance (USA, Europe) Cambrex Drug Product (USA, Canada) Mirabel (Québec), Canada Whippany (NJ), USA Charles City, Iowa High Point, North Carolina Karlskoga, Sweden Paullo, Italy Tallinn, Estonia Wiesbaden, Germany Agawam (MA), USA Microbiology testing covering sterility, endotoxin and bioburden Cleanroom services and environmental monitoring Durham (NC), USA Process chemistry, drug substance manufacturing, analytical development and testing, animal health discovery Controlled substances (II-V) Contract development, manufacturing and testing organization from early stage discovery, API and Drug Product development and cGMP manufacturing to stand-alone analytical and microbiology testing support Leading drug substance and drug product CDMO serving the innovator and generic pharmaceutical markets Offers a full suite of comprehensive small molecule services Solid state chemistry Microbiology and cleanroom services Integrated facilities serving all stages of clinical pipeline Industry leader in animal health CDMO services Avista (USA, UK)

Enhances early phase capabilities across small molecule drug substance and drug product markets Strengthens pipeline, broadens capabilities, adds new growth platforms Provides access to a large number of new customers Further enhances position in both segments of the small molecule CDMO Market Adds 4 integrated facilities serving all stages of clinical pipeline Financially compelling transaction Summary Strengthens Cambrex mission to become the leading small molecule CDMO across the entire drug lifecycle Formerly

Cambrex to Acquire Avista Pharma Solutions November 20, 2018